Exhibit 10.4

HERMAN MILLER, INC.
1994 NONEMPLOYEE OFFICER AND DIRECTOR STOCK OPTION PLAN
(As Amended and Restated through December 18, 2007)

        1.        Name and Purpose. This plan shall be called the Herman Miller, Inc. Nonemployee Officer and Director Stock Option Plan (the “Plan”). The Plan is intended to encourage stock ownership by nonemployee officers and directors of Herman Miller, Inc. (the “Company”), to provide them with an additional incentive to manage the Company effectively and to contribute to its success, and to provide a form of compensation which will attract and retain highly qualified individuals as nonemployee officers and members of the Board of Directors of the Company.

        2.        Effective Date and Term of the Plan. The Plan shall become effective upon its approval by the shareholders of the Company. Options may not be granted under the Plan after October 5, 2014; provided, however, that all options outstanding as of that date shall remain or become. exercisable pursuant to their terms and the terms of the Plan.

        3.        Administration. The Plan shall be administered by a committee designated by the Board of Directors (the “Committee”) consisting of not less than three (3) directors who shall be appointed from time to time by the Board, each of whom shall qualify as a Nonemployee Director, as defined in Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended.

        The Committee may, from time to time, establish such regulations, provisions and procedures, within the terms of the Plan, as in the opinion of its members may be advisable in the administration of the Plan. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum, and the acts of a majority of a quorum at any meeting, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

        The interpretation and construction by the Committee of any provisions of the Plan or of any option granted pursuant to the Plan shall be final and binding upon the Company, the Board of Directors of the Company and any optionee. No member of the Board of Directors of the Company or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted pursuant thereto.

        4.        Participation. Subject to the limitations contained in this Section 4, officers and directors of the Company, who are neither contractual nor common law employees of the Company or any of its subsidiaries, shall be granted options to purchase shares of the Company’s common stock in accordance with the provisions of Section 7 of the Plan and consistent with the terms and conditions of the Plan. An optionee or Permitted Transferee (as defined in Subsection 7(f) of this Plan) may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. Subject to adjustments consistent with the provisions of Subsection 7(h), no one nonemployee officer or director may be granted options covering more than a total of fifteen percent (15%) of the common stock originally reserved for issuance under the Plan, as defined in Section 5, plus such increases therein as may from time to time be approved by the Company’s shareholders.

        5.        Stock Available for Options. Subject to the adjustments as promised in Subsection 7(h), the aggregate number of shares reserved for purposes of the Plan shall be 1,100,000 shares of the Company’s common stock, par value $.20 per share, either authorized and unissued shares or issued shares reacquired by the Company (the “Shares”). Determinations as to the number of Shares that remain available for issuance under the Plan shall be made in accordance with such rules and procedures as the Committee shall determine from time to time, which shall be consistent with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and such interpretations thereof.

        6.        Grant of Options.

        (a)        Power to Grant Options. The Committee shall have the right and power to grant options to nonemployee officers and directors eligible to participate in the Plan, entitling each optionee to purchase common stock from the Company in such number of shares, at such price, and on such terms and conditions, consistent with the provisions of the Plan, as may be established by the Committee.

        (b)        Date of Grant. An option shall be deemed to have been granted on the date which the Committee designates as the date of grant at the time it approves the option, provided that the date of grant may not be earlier than the date on which the option is approved.

        (c)        Option Terms. The Committee shall have the power to determine the nonemployee officers and directors to whom options are granted, the number of shares granted to each optionee, and the date of the grant. Subject to the provisions of Section 7, the Committee shall also have the power to determine the purchase price per share, the method by which the purchase price will be determined, the period during which and the times at which the option may be exercised, limitations on the number of shares purchasable at any time, restrictions on resale of shares, conditions precedent to be satisfied before the options may be exercised, and other terms and conditions consistent with the provisions of the Plan.

        (d)        Option Agreement. No optionee or Permitted Transferee shall have any right with respect to the grant of an option unless and until the person to whom the option is granted has executed an agreement as contemplated by Section 7.

        7.        Terms and Conditions of Option Agreement. Options granted under this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following conditions:

        (a)        Option Agreement. Each optionee shall agree to continue to serve as an officer or director of the Company, as the case may be, for the lesser of at least twelve (12) months from the date of the grant of the option or for the remainder of such optionee’s term as an officer or director of the Company. Such agreement shall not impose upon the Company, its Board of Directors, or its shareholders any obligation to retain the optionee as an officer or director for any period.

        (b)        Number of Shares and Term of Options. The number of shares of common stock to be covered by each option and the term of each option shall be fixed by the Committee, but no Option shall be exercisable more than ten (10) years after the date the Option is granted.

        (c)        Option Price. The exercise price of each option shall equal to one hundred percent (100%) of the Fair Market Value of the shares of common stock on the date of the grant of the option. If the shares are traded in the over-the-counter market, the Fair Market Value per share shall be the closing price on the national market list as quoted in the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) on the day the option is granted or if no sale of shares is reflected in NASDAQ on that day, on the next preceding day on which there was a sale of shares reflected in NASDAQ. If the shares are not traded in the over-the-counter market but are listed upon an established stock exchange or exchanges, such Fair Market Value shall be deemed to be the closing price of the shares on such stock exchange or exchanges on the day the option is granted or if no sale of the shares shall have been made on any stock exchange on that day, on the next preceding day on which there was a sale of the shares.

        (d)        Medium of Payment. The option price shall be payable to the Company either (i) in United States dollars in cash or by check, bank draft, or money order payable to the order of the Company or (ii) through the delivery of shares of the Company’s common stock with a Fair Market Value on the date of the exercise equal to the option price, provided such shares are utilized as payment to acquire at least 100 shares of common stock, or (iii) by a combination of (i) and (ii) above. Fair Market Value will be determined in the manner specified in Subsection 7(c) except as to the date of determination.

        (e)        Exercise of Options. Except as provided in Subsection 7(h) no option shall be exercisable, either in whole or in part, prior to the first anniversary of the date of grant of the option. Thereafter, an option shall be exercisable at any time or from time to time during the term of the option, upon written notice to the Company, as to any or all shares covered by the option, until its termination or expiration in accordance with the terms of the option or the provisions of the Plan. Notwithstanding the foregoing, an option shall not at any time be exercisable with respect to less than 100 shares unless the remaining shares covered by an option are less than 100 shares. The purchase price of the shares purchased pursuant to an option shall be paid in full upon delivery to the optionee of certificates for such shares.

        (f)        Transferability of Options. The Committee may, in its discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, children or grandchildren of the optionee (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of the optionee and/or one or more of such Immediate Family Members, or (iii) a partnership or limited liability company in which the optionee and/or one or more of such Immediate Family. Members are the only partners or members (whereby the person or entities described in (i) through (iii) shall be referred to as “Permitted Transferees”), provided that (x) there may be no consideration for any such transfer (except for the receipt of an interest in a family partnership or limited liability company, (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 7(f), and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 7(g). Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. The events of termination of service of Section 7(g) hereof and the tax withholding obligations of Section 10 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the Permitted Transferee only to the extent, and for the periods specified at Section 7(g). The Company shall not be obligated to notify Permitted Transferees) of the expiration or termination of any option.

(g) Termination of Service as Nonemployee Officer or Director.

        (i)        Termination of Service for any Reason Other than Death. In the event an optionee shall cease to serve the Company as a nonemployee officer or director for any reason other than such optionee’s death, each option held by such optionee or Permitted Transferee shall remain exercisable, subject to prior expiration according to its terms and other limitations imposed by the Plan, for a period of five (5) years following the optionee’s cessation of service as a nonemployee officer or director of the Company. If the optionee dies after such retirement, the optionee’s options shall be exercisable in accordance with Subsection 7(g)(ii) hereof.

        (ii)        Termination of Service for Death. If an optionee ceases to be a nonemployee officer or director by reason of death, each option held by such optionee or Permitted Transferee shall, to the extent rights to purchase shares under the option have been accrued at the time of death and shall not have been fully exercised, be exercisable, in whole or in part, by the personal representative of the estate of the Optionee or Permitted Transferee or by any person or persons who have acquired the option directly from the optionee or Permitted Transferee by bequest or inheritance or written designation during the shorter of the following periods: (i) the term of the option, or (ii) a period of five (5) years from the death of such optionee. If an optionee dies during the extended exercise period following termination of service for retirement or disability specified in Subsection 7(g)(i) above, such option maybe exercised any time within the longer of such extended period or one (1) year after death, subject to the prior expiration of the term of the option.

        (h)        Adjustment in Shares Covered by Option. The number of shares covered by each outstanding option, and the purchase price per share thereof, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares resulting from a split in or combination of shares or the payment of a stock dividend on the shares or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

If the Company shall be the surviving corporation in any merger or consolidation or if the Company is merged into a wholly-owned subsidiary solely for purposes of changing the Company’s state of incorporation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares subject to the option would have been entitled. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving corporation, except as above provided, shall cause each outstanding option to terminate, provided, that each optionee or Permitted Transferee shall, in that event, have the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Company is not the surviving corporation, to exercise his or her option in whole or in part.

In the event of a change in the shares as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Any such adjustment may provide for the elimination of any fractional share which might otherwise become subject to an option.

Except as hereinbefore expressly provided in this Subsection 7(h), the optionee or Permitted Transferee shall have no rights by reason of any split or combination of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of stock subject to the option.

The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

        (i)        Rights of a Shareholder. An optionee or Permitted Transferee shall have no rights as a shareholder with respect to any shares covered by his or her option until the date on which the optionee or Permitted Transferee becomes the holder of record of such shares. No adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date on which he or she shall have become the holder of record thereof, except as provided in Subsection 7(h).

        (j)        Postponement of Delivery of Shares and Representations. The Company, in its discretion, may postpone the issuance and/or delivery of shares upon any exercise of an option until completion of the registration or other qualification of such shares under any state and/or federal law, rule or regulation as the Company may consider appropriate, and may require any person exercising an option to make such representations, including a representation that it is the optionee’s or Permitted Transferee’s intention to acquire shares for investment and not with a view to distribution thereof, and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules, and regulations. In such event no shares shall be issued to such holder unless and until the Company is satisfied with the accuracy of any such representations.

        (k)        Other Provisions. The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Committee shall deem advisable.

        8.        Adjustments in Shares Available for Options. The adjustments in number and kind of shares and the substitution of shares, affecting outstanding options in accordance with Subsection 7(h) hereof, shall also apply to the number and kind of shares reserved for issuance pursuant to the Plan, but not yet covered by options.

        9.        Amendment of the Plan. The Committee, insofar as permitted by law, shall have the right from time to time, with respect to any shares at the time not subject to options, to suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that, without approval of the shareholders of the Company, no such revision or amendment shall:

(a) increase the maximum number of shares which may be subject to the Plan,

(b) increase the maximum number of shares which may be optioned to any one nonemployee officer or director,

(c) materially increase the benefits accruing to option holders under the Plan,

(d) decrease the exercise price of options granted under the Plan,

(e) remove the administration of the Plan from the Committee, or

(f) permit the granting of options under the Plan after October 5, 2014.

        10.        Withholding of Taxes. The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require, prior to the issuance or delivery of any shares of common stock, payment by the optionee of any federal, state, or local taxes required by law to be withheld. Unless otherwise prohibited by the Committee, an optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means:

(a) tendering a cash payment;

        (b)        authorizing the Company to withhold from the shares otherwise issuable to the optionee a number of shares having a Fair Market Value as of the “Tax Date,” less than or equal to the amount of withholding tax obligation; or

(c) delivering to the Company unencumbered shares owned by the optionee having a Fair Market Value, as of the Tax Date, less than or equal to the amount of the withholding tax obligation.

The “Tax Date” shall be the date that the amount of tax to be withheld is determined. Fair Market Value shall be determined in the manner specified in Subsection 7(c), except as to the date of determination.

        11.       Right of Shareholders to Terminate Director’s Service. Nothing in this Plan or in the grant of any option hereunder shall in any way limit or effect the right of the shareholders of the Company to remove any officer or director or otherwise terminate his or her service as an officer or director, pursuant to law, the Articles of Incorporation, or Bylaws of the Company.

        12.       Application of Funds. The proceeds received by the Company from the sale of stock pursuant to options will be used for general corporate purposes.

        13.       No Obligation to Exercise Option. The granting of an option shall impose no obligation upon the optionee or Permitted Transferee to exercise such option.

        14.       Construction. This Plan shall be construed under the laws of the State of Michigan, United States of America.

CERTIFICATION

        The restatement of this Plan, as amended, was duly adopted by the Board of Directors of the Company the 20th day of December 2007.

—————————————— James E. Christenson, Secretary

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